As Amended through
                                                                  March 18, 1997

                             UNIFORCE SERVICES, INC.

                             1991 STOCK OPTION PLAN

1.       Purposes

         The purpose of the Plan is to provide additional incentive to the officers and employees of the Company and its Subsidiaries who are primarily responsible for the management and growth of the Company, or otherwise materially contribute to the conduct and direction of its business, operations and affairs, in order to strengthen their desire to remain in the employ of the Company and to stimulate their efforts on behalf of the Company, and to retain and attract to the employ of the company persons of competence. Each option granted pursuant to the Plan shall be designated at the time of grant as either an "incentive stock option" or as a "nonqualified stock option." The terms and conditions of the Plan shall be set forth or incorporated by reference in the option agreements evidencing the options.

         The Company intends that the Plan meet the requirements of Rule 16b-3 and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

2.       Definitions

         For the purposes of the Plan, unless the context otherwise requires, the following definitions shall be applicable:

         (a) "Board" or "Board of Directors" means the Company's Board of Directors.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" means the Stock Option Committee composed of two or more directors who are Non-Employee Directors and Outside Directors and members of the Board of Directors who shall be elected by, and who shall serve at the pleasure of, the

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Board of Directors, and who shall be responsible for administering the Plan.

         (d) "Company" means Uniforce Services, Inc.

         (e) "Employee" means an employee of the Company or of a Subsidiary (including a director or officer of the Company or a Subsidiary who is also an employee).

         (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (g) "Fair Market Value" of the Shares means the closing price of publicly traded Shares on the national securities exchange on which the Shares are listed (if the shares are so listed) or on the Nasdaq National Market or Small Cap (if the Shares are regularly quoted on the Nasdaq National Market or Small Cap Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

         (h) "ISO" means an option intended to qualify as an incentive stock option under Section 422 of the Code.

         (i) "Non-Employee Director" means a non-employee director, as defined in Rule 16b-3.

         (j) "NQO" means an option that does not qualify as an ISO.

         (k) "Outside Director" means an outside director as defined in Section 162(m) of the Code.

         (l) "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

         (m) "Plan" means the 1991 Stock Option Plan of the Company.

         (n) "Securities Act" means the Securities Act of 1933, as amended.

                  (o) "Shares" means shares of the Company's Common Stock, $.01 par value, including authorized but unissued shares and shares that have been previously issued and reacquired by the Company.

         (p) "Subsidiary" of the Company means and includes a "Subsidiary Corporation," as that term is defined in Section 424(f) of the Code.

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3.       Administration

         Subject to the express provisions of the Plan, the Committee shall have authority to interpret and construe the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and conditions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the express provisions of the Plan, the Committee, in its sole discretion, shall from time to time determine the persons from among those eligible under the Plan to whom, and the time or times at which, options shall be granted, the number of Shares to be subject to each option, whether an option shall be designated an ISO or an NQO and the manner in and price at which such option may be exercised. In making such determination, the Committee may take into account the nature and period of service rendered by the respective optionees, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Committee shall in its discretion deem relevant. The determination of the Committee with respect to any matter referred to in this Section 3 shall be conclusive.

         In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of options or Shares does not consist of two or more Non-Employee Directors, then any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

4.       Eligibility for Participation

         Any Employee shall be eligible to receive ISOs or NQOs granted under the Plan.

5.       Limitation on Shares Subject to the Plan

         Subject to adjustment as hereinafter provided, no more than 500,000 Shares may be issued pursuant to the exercise of options granted under the Plan. If any option shall expire or terminate for any reason, without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan. The maximum number of Shares that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 100,000, and the method of counting such Shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.

6.       Terms and Conditions of Options

         Each option granted under the Plan shall be subject to the following terms and conditions:

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         (a) Except as provided in Subsection  6(j),  the option price per Share shall be determined by the Committee, but (i) as to an ISO shall not be less than 100% of the Fair Market Value of a Share on the date such ISO is granted; and (ii) as to an NQO, shall not be less than 75% of the Fair Market Value of a Share on the date such NQO is granted.

         (b) The Committee shall, in its discretion, fix the term of each option, provided that the maximum length of the term of each option granted hereunder shall be 10 years and provided further that the provisions of Subsection 6(j) hereof shall be applicable to the grant of ISOs to Employees therein identified.

         (c) If a holder of an option dies while he is employed by the Company or a Subsidiary or, if the Committee so determines, in its discretion, within three months after the termination of such employment by reason of retirement with the written consent of the Company or a Subsidiary, such option may, to the extent that the holder of the option was entitled to exercise such option on the date of his death, be exercised during a period after his death fixed by the Committee, in its discretion, at the time such option is granted, but in no event to exceed one year, by his personal representative or representatives or by the person or persons to whom the holder's rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however no option granted under the Plan may be exercised to any extent by anyone after its expiration.

         (d) In the event that a holder of an option shall voluntarily retire or quit his employment without the written consent of the Company or a Subsidiary or if the Company shall terminate the employment of a holder of an option for cause, the options held by such holder shall forthwith terminate. If a holder of an option shall voluntarily retire or quit his employment with the written consent of the Company or a Subsidiary or if the employment of such holder shall have been terminated by the Company or a Subsidiary for reasons other than cause, such holder may (unless his option shall have previously expired pursuant to the provisions hereof), exercise his option at any time prior to the first to occur of the expiration of the original option period or the expiration of a period after termination of employment fixed by the Committee, in its discretion, but in no event to exceed three months, to the extent of the number of Shares subject to such option which were purchasable by him on the date of termination of his employment. Options granted under the Plan shall not be affected by any change of employment so long as the holder thereof continues to be an Employee.

         (e) Anything to the contrary contained herein or in any option agreement executed and delivered hereunder, no option shall be exercisable unless and until the Plan has been approved by shareholders of the Company in accordance with Section 13 hereof.

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         (f) Each  option  shall be  nonassignable  and  nontransferable  by the option holder otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the option holder solely by him; provided, however, that options may be transferred pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules promulgated thereunder).

         (g) An option holder desiring to exercise an option shall exercise such option by delivering to the Company written notice of such exercise, specifying the number of Shares to be purchased, together with payment of the purchase price therefor; provided, however that no option may be exercised in part with respect to fewer than 50 Shares, except to purchase the remaining Shares purchasable under such option. Payment shall be made as follows: (i) in United Stated dollars by cash or by check, certified check, bank draft or money order payable to the order of the Company; (ii) at the discretion of the Committee, by delivering to the Company Shares already owned by the option holder and having a Fair Market Value on the date of exercise equal to the exercise prices or a combination of such Shares and cash; or (iii) by any other proper method specifically approved by the Committee.

         (h) In order to assist an option holder with the acquisition of Shares pursuant to the exercise of an option granted under the Plan, the Committee may, in its discretion and subject to the requirements of applicable statutes, rules and regulations, whenever, in its judgment, such assistance may reasonably be expected to benefit the Company, authorize, either at the time of the grant of the option or thereafter (i) the extension of a loan to the option holder by the Company, (ii) the payment by the option holder of the purchase price of the Shares installments, or (iii) the guaranty by the Company of a loan obtained by the option holder from a third party. The Committee shall determine the terms of any such loan, installment payment arrangement or guaranty, including the interest rate and other terms of repayment thereof. Loans, installment payment arrangements and guaranties may be authorized with or without security and the maximum amount thereof shall be the option price for the Shares being acquired plus related interest payments.

         (i) The aggregate Fair Market Value (determined at the time an ISO is granted) of the Shares as to which an Employee may first exercise ISOs in any one calendar year under all incentive stock option plans of the Company and its Subsidiaries may not exceed $100,000.

         (j) An ISO may be granted to an Employee owning, or who is considered as owning by applying the rules of ownership set forth in Section 424(d) of the Code, over 10% of the total combined voting power of all classes of stock of the Company or any

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

Subsidiary if the option price of such ISO equals or exceeds 110% of the Fair Market Value of a Share on the date the opinion is granted and such ISO shall expire not more than five years after the date of grant.

         (k) If an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as "performance-based" compensation under Section 162(m) of the Code, the exercise price of such option shall not be less than 100% of the Fair Market Value of a Share on the date such option is granted.

7.       Adjustments Upon Changes in Capitalization

         (a) Subject to any required regulatory approval, new option rights may be substituted for the option rights granted under the Plan, or the Company's duties as to options outstanding under the Plan may be assumed, by a corporation other than the Company, or by a parent or subsidiary of the Company or such corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved. Notwithstanding the foregoing or the provisions of Subsection 7(b) hereof, in the event such corporation, or parent or subsidiary of the Company or such corporation, does not substitute new option rights for, and substantially equivalent to, the option rights granted hereunder, or assume the option rights granted hereunder, the option rights granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the
Company, or similar occurrence, (ii) upon any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, in which the Company will not be a surviving entity or (iii) upon a transfer of substantially all of the assets of the Company or more than 80% of the outstanding Shares; provided, however, that each option holder shall have the right immediately prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, separation, reorganization or similar occurrence, to exercise any unexpired option rights granted hereunder whether or not then exercisable. If the exercise of the foregoing right by the holder of an ISO would be deemed to result in a violation of the provisions of Subsection 6(i) of the Plan, then, without further act on the part of the Committee or the option holder, such ISO shall be deemed an NQO to the extent necessary to avoid any such violation.

         (b) The existence of outstanding options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or subscription rights thereto, or any merger or consolidation of the

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Company,  or any issuance of bonds,  debentures,  preferred or prior  preference stock ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, that if the outstanding Shares shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares or recapitalization, the number and kind of Shares subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate option price.

         (c) Adjustments under this Section 7 shall be made by the Committee whose determination as to what adjustments, if any, shall be made, and the extent thereof, shall be final.

8.       Privileges of Stock Ownership

         No option holder shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to him.

9.       Securities Regulation

         (a) Each option shall be subject to the requirement that if at any time the Board of Directors or Committee shall in its discretion determine that the listing, registration or qualification of the Shares subject to such option upon any securities exchange or under any Federal or state law, or the approval or consent of any governmental regulatory body, is necessary or desirable in connection with the issuance or purchase of Shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, approval or consent shall have been effected or obtained free from any conditions not reasonably acceptable to the Board of Directors or Committee.

         (b) Unless at the time of the exercise of an option and the issuance of the Shares thereby purchased by any option holder hereunder there shall be in effect as to such Shares a Registration Statement under the Securities Act and the rules and regulations of the Securities and Exchange Commission, or there shall be available an exemption from the registration requirements of the Securities Act, the option holder exercising such option shall deliver to the Company at the time of exercise a certificate (i) acknowledging that the Shares so acquired may be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act, (ii) certifying that he is acquiring the Shares issuable to him upon such exercise for the purpose of investment and not with a view to their sale or distribution; and (iii) containing such option

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holder's  agreement  that such Shares may not be sold or  otherwise  disposed of except in accordance with applicable provisions of the Securities Act. The Company shall not be required to issue or deliver certificates for Shares until
there  shall  have  been  compliance  with  all  applicable   laws,   rules  and
regulations, including the rules and regulations of the Securities and Exchange Commission and of any securities exchange or automated quotation system on which the Shares may be listed or traded.

10.      Employment of Employee

         Nothing contained in the Plan or in any option agreement executed and delivered thereunder shall confer upon any option holder any right to continue in the employ of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to terminate such employment at any time.

11.      Withholding; Disqualifying Disposition

         (a) The Company shall deduct and withhold from any salary or other compensation for employment services of an option holder all amounts required to satisfy withholding tax liabilities arising from the grant or exercise of an option under the Plan or the acquisition or disposition of Shares acquired upon exercise of any such option.

         (b) In the case of disposition by an option holder of Shares acquired upon exercise of an ISO within (i) two years after the date of grant of such ISO, or (ii) one year after the transfer of such Shares to such option holder, such option holder shall give written notice to the Company of such disposition not later than 30 days after the occurrence thereof, which notice shall include all such information as may be required by the Company to comply with applicable provisions of the Code and shall be in such form as the Company shall from time to time determine.

         (c) In the discretion of the Committee and in lieu of the deduction and withholding provided for in subsection (a) above, the Company shall deduct and withhold Shares otherwise issuable to the option holder having a fair market value on the date income is recognized pursuant to the exercise of an option equal to the amount required to be withheld.

12.      Amendment, Suspension and Termination of the Plan

         Subject to any required regulatory approval, the Board of Directors or Committee may at any time amend, suspend or terminate the Plan, provided that, except as set forth in Section 7 above, no amendment may be adopted without the approval of shareholders which would:


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         (a) increase  the number of Shares which may be issued  pursuant to the exercise of options granted under the Plan;

         (b) permit the grant of an ISO under the Plan with an option price less than 100% of the Fair Market Value of the Shares at the time such option is granted;

         (c) change the provisions of Section 4;

         (d) extend the term of an option or the period during which an option may be granted under the Plan; or

         (e) decrease an option exercise price (provided that the foregoing does not preclude the cancellation of an option and a new grant at a lower exercise price without shareholder approval).

Unless the Plan shall theretofore have been terminated by the Board of Directors or Committee, the Plan shall terminate on March 10, 2001. No option may be granted during the term of any suspension of the Plan or after termination of the Plan. The amendment or termination of the Plan shall not, without the written consent of the option holder to be affected, alter or impair any rights or obligations under any option theretofore granted to such option holder under the Plan.

13.      Effective Date

         The effective date of the Plan shall be March 11, 1991, subject to its approval by shareholders of the Company not later than March 10, 1992.

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